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                                                                    EXHIBIT 10.5


Director Compensation Matters


                               SAPIENT CORPORATION
                        BOARD OF DIRECTORS COMPENSATION+

    ANNUAL                      ANNUAL               BOARD        COMMITTEE               EQUITY GRANTS
     BOARD                  LEAD DIRECTOR &       MEETING FEE     MEETING
    MEMBER                    COMMITTEE              (PER         FEE (PER
   RETAINER                 CHAIR RETAINER        MEETING FEE)   MEETING FEE)
----------------- ------------------------------ -------------- -------------- ---------------------------------------
$15,000*          -    Lead Director & Audit     $2,000**       $750**          -   Grant upon first (initial)
                       Chair:  $20,000*                                             appointment to Board of
                                                                                    Directors: $75,000 in
                  -    Compensation                                                 Black-Scholes value***, 4-yr.
                       Committee Chair:                                             straight-line vesting (i.e., 25%
                       $10,000*                                                     per year)

                  -    Nominating and                                           -   Annual grant: $40,000 in
                       Governance Committee                                         Black-Scholes value***; 100%
                       Chair: $5,000*                                               "cliff" vesting at 1st
                                                                                    anniversary

----------------- ------------------------------ -------------- -------------- ---------------------------------------

+Directors who are also employees of Sapient Corporation do not receive any compensation for serving as directors or as members of committees.

*Retainer paid in equal quarterly installments.

**Fee reduced 50% (a) if attended by telephone; or (b) for Committee meetings held immediately before or after a Board meeting.

***The NUMBER OF UNDERLYING SHARES to be granted will be determined as follows:

        - The Black-Scholes value ("BSV") will be calculated based on the following inputs:

                - Using the average Nasdaq closing price over the prior
                  90-calendar day period as the FMV;

                - Using a 10-year life for the option; and

                - Using the same method and source for measuring volatility and risk-free rate as Sapient uses for its financial reporting.

        - The BSV will then be divided into $75K [if a "first (initial)" grant] or $40K [if an annual grant] to determine the number of shares to be granted.